UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2012

Commission File Number 000-54530

FOREX INTERNATIONAL TRADING CORP.
(Exact name of small business issuer as specified in its charter)

Nevada	27-0603137
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2506 Campbell Place, Kensington MD 20895-3131
(Address of principal executive offices)

888-333-8075
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03                             Creation of a Direct Financial Obligation or an Obligation under an Off-BalanceSheet Arrangement of a Registrant
Item 5.02                             Departure of Directors or Certain Officers; Election of Directors; Appointment ofCertain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2012, Forex International Trading Corp. (the “Company”) issued an aggregate of 4,640,000 shares (the “Shares”) of restricted common stock of the Company to three former officers and/or directors of the Company (the “Former Directors”), in accordance with agreements previously entered between the Company and the Former Directors.

Upon the issuance of the Shares, the Company has no further obligations to the Former Directors.

The issuance of the Shares was made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated under Regulation D thereunder.  The Former Directors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FOREX INTERNATIONAL TRADING CORP.

Date: January 8, 2013	By:	/s/ Erik Klinger
Erik Klinger, CFO

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